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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  July 2, 1996                      Commission File Number 1-2979



                               NORWEST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                                             41-0449260
- -------------------------------                             -------------------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)



         Norwest Center
       Sixth and Marquette
     Minneapolis, Minnesota           55479               (612) 667-1234
- -------------------------------    ----------     ----------------------------
(Address of principal executive    (Zip Code)     (Registrant's telephone
offices)                                          number, including area code)

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

4(a)      Form of Distribution Agreement.

4(b)      Form of Fixed Rate Medium-Term Note.

4(c)      Form of Floating Rate Medium-Term Note.

4(d) Form of Calculation Agent Agreement between the Corporation and Norwest Bank Minnesota, N.A.

4(e) Indenture dated as of December 15, 1993 between the Corporation and The First National Bank of Chicago.


                                       -2-

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NORWEST CORPORATION
                                          Registrant



Dated:  July 2, 1996                    By /s/ Randy I. Prindle
                                          --------------------------------------
                                          Randy I. Prindle, Assistant Treasurer


                                       -3-

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                               NORWEST CORPORATION


                                INDEX TO EXHIBITS


                                                                      Form of
Exhibit No.    Exhibit                                                Filing
- -----------    -------                                                -------

4(a)           Form of Distribution Agreement. . . . . . . . . .   Electronic
                                                                   Transmission

4(b)           Form of Fixed Rate Medium-Term Note . . . . . . .   Electronic
                                                                   Transmission

4(c)           Form of Floating Rate Medium-Term Note. . . . . .   Electronic
                                                                   Transmission

4(d)           Form of Calculation Agent Agreement between the
               Corporation and Norwest Bank Minnesota, N.A.  . .   Electronic
                                                                   Transmission

4(e)           Indenture dated as of December 15, 1993
               between the Corporation and The First National
               Bank of Chicago . . . . . . . . . . . . . . . . .   Electronic
                                                                   Transmission